THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Municipal Money Funds

Schwab Massachusetts Municipal Money Fund™

Schwab New Jersey Municipal Money Fund™

Schwab Pennsylvania Municipal Money Fund™

Supplement dated June 8, 2017 to the Summary Prospectus, Prospectus and

Statement of Additional Information (SAI), each dated April 28, 2017

This supplement provides new and additional information beyond that contained in the

Summary Prospectus, Prospectus and SAI and should be read in conjunction with those documents.

At a meeting held on June 6, 2017, the Board of Trustees of The Charles Schwab Family of Funds (the Trust) approved the liquidation of, and the related Plan of Liquidation for, each of the Schwab Massachusetts Municipal Money Fund, Schwab New Jersey Municipal Money Fund and Schwab Pennsylvania Municipal Money Fund (each, a Fund, and collectively, the Funds).

Accordingly, effective June 8, 2017 (the Closing Date), each Fund is closed to new investors. All existing investors may continue to make additional investments and receive dividends and/or distributions in the form of additional shares of each Fund through the Liquidation Date. Each Fund anticipates making a distribution of any taxable dividends and capital gains of the Fund prior to or on its liquidation.

Each Fund will redeem all of its outstanding shares on or about the date indicated in the table below (the Liquidation Date), and distribute the proceeds to such Fund’s shareholders in an amount equal to the shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Each Fund will distribute liquidation proceeds to its shareholders in one or more distributions.

Fund	Liquidation Date
Schwab Massachusetts Municipal Money Fund	September 14, 2017
Schwab New Jersey Municipal Money Fund	September 12, 2017
Schwab Pennsylvania Municipal Money Fund	September 14, 2017

Shareholders in a Fund, as of the Liquidation Date, will receive, as a liquidating distribution, an amount equal to $1.00 per share for each full share owned and a proportionate amount for each partial share owned. Shareholders in a Fund, as of the Liquidation Date, are expected to receive a second liquidation distribution on or about September 15, 2017, of an amount of any remaining Fund assets in excess of $1.00 per share equal to their remaining proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

Effective June 8, 2017, through the Liquidation Date, each Fund’s investment adviser will waive fees and reimburse the Fund for all operating expenses.

As soon as practicable after the Closing Date, each Fund will wind up its business and affairs, and each Fund will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of each Fund will be converted to cash, cash equivalents or other liquid assets. As a result, each Fund will not be able to achieve its investment objective and will deviate from its investment policies during the period between the date of this supplement and the Liquidation Date.

The liquidations are not expected to be taxable events for the Funds. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., may constitute a sale that may result in gain or loss for federal income tax purposes). Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

Once the Funds have been liquidated, all references to the Funds will be deleted from the Prospectus and Statement of Additional Information.

A copy of each Fund’s prospectus and this supplement is available on the Fund’s website www.csimfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG97390-00 (06/17)

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